John Seitz Co-Chief Executive Officer Credit Suisse First Boston 2005 Energy Summit February 2, 2005 Exhibit 99.1

Cautionary Statement This is an oral presentation which is accompanied by slides. Investors are urged to review our SEC filings. This presentation contains certain forward-looking statements regarding various oil and gas discoveries, oil and gas exploration, development and production activities, anticipated and potential production and flow rates; anticipated revenues; the economic potential of properties and estimated exploration costs. Accuracy of the projections depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. Endeavour cautions readers that it assumes no obligation to update or publicly release any revisions to the projections in this presentation and, except to the extent required by applicable law, does not intend to update or otherwise revise the projections. Important factors that might cause future results to differ from these projections include: variations in the market prices of oil and natural gas; drilling results; unanticipated fluctuations in flow rates of producing wells; oil and natural gas reserves expectations; the ability to satisfy future cash obligations and environmental costs; and general exploration and development risks and hazards. The Securities and Exchange Commission permits oil and gas companies in their filings with the SEC to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain phrases and terms in this presentation, such as "unrisked gross and net potential reserves" which the SEC's guidelines strictly prohibit us from including in filings with the SEC. Certain statements should be regarded as "forward-looking" statements within the meaning of the securities laws. These statements speak only as of the date made. Such statements are subject to assumptions, risk and uncertainty. Actual results or events may vary materially.

Investment Opportunity Proven management team Experienced and successful technical, business development and support staff North Sea poised for renaissance Pre-eminent 3D seismic data base foundation (includes Mega Merge) Aggressive multi-country strategy Attractive exploration, exploitation, commercialization and acquisition targets Underpinned by significant Thailand gas discovery

Management Team Position Experience William L. Transier Founder and 29 Years EVP, CFO of Ocean Energy, Partner at KPMG Co-CEO Director of Reliant Resources/Cal Dive International John N. Seitz Founder and 30 Years CEO, COO, and President of Anadarko Petroleum, Co-CEO Director of Input/Output, Inc. and Elk Petroleum Michael D. Cochran EVP Exploration 37 Years SVP Strategy & Planning of Anadarko Petroleum, VP World-Wide Exploration of Anadarko Petroleum H. Don Teague EVP Administration 30 Years EVP and General Counsel of ICG Communications, General Counsel Partner at Vinson & Elkins Bruce H. Stover EVP Operations 32 Years SVP Worldwide Business Development for Anadarko Business Dev. Petroleum, General Manager of Anadarko Algeria Ronald A. Bain VP Geosciences 30 Years Manager/International Exploration, Anadarko Petroleum Bill Guest VP and Managing 30 Years Production operations and geologist at Shell and Saxon, Operations Technical and Business Development Director at Director/Norway Monument Oil and Gas PLC James W. Munns VP Exploration 30 Years Project Manager/ UKCS Promote (UK DTI) Manager Geosciences and Strategy/Amoco Robert L. Thompson VP, Chief Accounting 34 Years VP and Controller of Ocean Energy, CERA, Officer and Corp. Controller and VP Planning at Oryx Planning

North Sea Production Decline More must be found to flatten decline curve, maintain self sufficiency Daily Rate (MMBOEPD) 0.0 1.0 2.0 3.0 4.0 5.0 Forecast Probables YTF 1970 1980 1975 1985 1990 1995 2000 2005 2015 2010 1965 Consumption DTI HIGH DTI LOW

Mega Merge Database UK Central Graben 35,000 km2 Norway Northern North Sea 10,000 km2 Norway Central Graben 9,200 km2 UK Southern North Sea 22,000 km2 Norway South Viking Sea 3,000 km2 Dutch North Sea 15,000 km2

Mega Merge Database Relative to Gulf of Mexico SNS NNS CNS PGS Mega Surveys .. CNS - 47,200 km2 SNS - 22,000 km2 NNS - 10,000 km2 DNS - 15,000 km2 Total - 94,200 km2 DNS

How We Started February 2004 Use of Original Offering Proceeds (Feb. 2004) Gross proceeds of $50 million - Purchase of securities -- $5.3 million - Redeem convertible debenture -- $1.5million - Fees and expenses -- $2.8 million ProForma and Adjusted Capitalization (Feb. 2004) - Simplified capital structure - No debt - Cash of $40 million - Book value of $62 million - Market capitalization in excess of $250 million

What We Have Accomplished Acquired license for 3D Mega Merge (79,200 KM2 of seismic data) Merged with CSOR, creating Endeavour (Feb. 26, 2004) Raised common equity, sold non-core assets, eliminated all debt and simplified capital structure Generated portfolio of exploration prospects with over 1 billion BOE of gross upside potential Completed listing on American Stock Exchange Granted 18 blocks (9 licenses) in 22nd round of UKCS (600,000+ acres) Pre-qualified as licensee in Norway Participated in two successful appraisal wells in Thailand Acquired OER - strategic entry into Norway Awarded two exploration licenses in Norway Expanded 3D Mega Merge into Holland (15,000 KM2 of seismic data) Successful completion of $65 million senior note offering

2005 Activity UK 22nd round work program Participation in UK 23rd round Drill up to 4 exploration wells in UKCS Participation in 9 development/exploitation wells in Norway Holland expansion Thailand development

North Sea Opportunity UK: DTI estimates 16B BOE yet-to-be discovered Norway: NPD estimates 24B BOE yet-to-be discovered 30 - 50% success rates and attractive economics for sizeable fields (20-50 MMBOE) Mega Merge proves effective in high grading opportunities "New" acreage available due to "fallow" process 22nd round - UK (2004 - END awarded 18 blocks) APA round - Norway (2004) 18th round - Norway (2004) 23rd round - UK (2005)

Endeavour Assets

Endeavour

North Sea Data

Location: Offshore UK, Norway, and Holland

Data Sets:
- Mega Merge (94,200 KM^2)
- Digital Atlas
- Regional structural mapping on 11 horizons
- Pressure data (573 wells)
- Well database (greater than 1,000 wells)
- Biostratigraphic database (600 wells)



Current Operations:
- Seismic mapping
- Seismic analysis
- Geologic analysis and mapping
- Reservoir characterization
- Petrophysical studies
- Seismic reprocessing (proprietary PSDM, AVO)
- Seismic acquisition design (proprietary 2D long offset)

14

On the Quest for Energy

Location: 125 km west of Bergen Water Depth: 430 ft. Endeavour WI: 4.44% Production: 26,000 BOPD (gross) 1,200 BOPD (net) Number of Wells: 20 producers 8 water injectors Partners: Norsk Hydro 20% (operator), Paladin 20%, Esso 13.8%, Petoro 14.3%, Statoil 12.7%, Agip 12.3%, Revus 2.5% Current • Drilling new sidetrack wells (infill) Operations/Plan: • Optimizing water injection • Evaluating satellite exploration/exploitation Brage Field - Norway

Location: 30 km west of Draugen Field in Haltenbanken Area Water Depth: 1,000 ft. Endeavour WI: 2.5% Production: 27,000 BOPD (gross) 785 BOPD (net) Number of Wells: 12 producers, 4 gas injectors Partners: Norsk Hydro 20% (operator), GdF 20%, Mobil 20%, Ruhrgas 15%, Paladin 15%, Petoro 7.5% Current • Infill drilling program Operations/Plan: • Shut-off high gas production intervals • Gas blow down projects (1st gas in '07) • IOR project evaluations (water flood, WAG) Njord Field - Norway

Location: Northern Sea Water Depth: 845 ft. Endeavour WI: 49% Production: None (gross) None (net) Number of Wells: 2 test wells Partners: RWE 51% (operator) Current • Stranded gas/gas condensate Status: discovery - 500 BCF potential recovery • Evaluating commercialization schemes Agat Field (Non-Producing) - Norway

Location: Onshore Northern Thailand Gross Endeavour WI: 7%* Production: Q2' 06 70 MMCFD (gross) 5 MMCFD (net) Number of Wells: 3 current (non-production) Partners: Amerada Hess 35%, APICO 35%*, PTTEP 20%, ExxonMobil 10% Current • Flow and pressure testing Operations/Plan: of 2 successful appraisal wells ('04) • Finalizing plan of development • Initiate approval of pipeline to Nam Phong power plant * Endeavour Interest Through APICO Phu Horm - Thailand 5km Western pinch-out of Pha Nok Khao Western pinch-out of Si That

Endeavour Investment Opportunity

North Sea Economics Government Take Comparison 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Norway Netherlands US GOM UK Corporation Tax Petroleum Tax Royalty Lambert Energy Advisory

North Sea Economics Norway and Non-Southern Gas Basin, UK - last 5 years Discovery sizes average 45 MMBOE Success rate between 30 - 50 percent UK Economics - 30 MMBO tieback at $35/BBL - 70% IRR Norway Economics - 30 MMBO tieback at $35/BBL - 30% IRR Netherlands and Southern Gas Basin, UK - last 5 years 90 to 120 BCF average discovery sizes Success rate between 30 - 50 percent UK Economics - 50 BCF tieback at $5/MCF - 35% IRR

Endeavour

Exploration Prospects - UK

Block	Prospect Name	NRI %	Water Depth	Total Well Depth	GROSS DHC M$
21/11c	Aquamarine	100	370'	4,000'	6,440
21/21c	Sapphire	100	370'	6,300'	8,000
21/11c	Garnet	100	370'	9,500'	12,000
21/11c	Peridot	100	370'	8,000'	10,500
20/15b, 21/11c	Tourmaline	100	300'	8,800'	10,000
20/15b	Amethyst	100	320'	6,000'	8,000
21/20c	Citrine	100	320'	13,000'	17,500
31/26b, 39/1b	Lousiana	60	230'	10,000'	10,000
31/26b, 39/1b	Texas	60	230'	10,000'	10,000
31/26b, 39/1b	South Flora	60	230'	9,000'	10,000
30/23b	Carolina	60	250'	11,000'	10,000
30/23b	Virginia	60	250'	11,000'	10,000
22/24e	Michigan	60	300'	13,500'	20,000
23/16e,17b	Crespo	47.5	300'	13,500'	20,000
23/16e,17b	Smicer	47.5	300'	13,500'	20,000
42/10,15	42/10b-2z disc	50	238'	8,500'	9,000
42/21,22	Prometheus*	45	176'	9,200'	8,000
44/21c,26b	Lead A	25	120'	14,000'	21,000
43/22,23 & 43/27b,28,29	Leman Fringe Play	25	200'	11,000'	9,000
Gross/Net Total P50 Potential (MMBOE)					**624/404**
Gross/Net Total Upside Potential (MMBOE)					**1,082/702**

*Subject to concluding farm-in agreement and mutually acceptable JOA

Note: Interests currently held may change as a result of partner elections or future drilling requirements.

22

On the Quest for Energy

Potential Value of UK Exploration Portfolio Unrisked gross reserve potential (MMBOE) 624 624 624 Assumed success rate 25% 35% 45% Potential reserves (MMBOE) at assumed success rate 156 218 280 Estimated value of potential reserves ($MM) 1,872 2,616 3,360 Estimated exploration and development costs ($MM) 1,160 1,532 1,900 712 1,084 1,460 Endeavour NRI 65% 65% 65% Estimated net value at assumed success rate ($MM) 463 705 949 Note: This model is based on events that have not yet occurred. See cautionary statement.

UK and Southern Norway Oil & Gas Fields and Infrastructure

UK and Southern Norway Mega Merge, Endeavour Blocks, Fallow Blocks UK Endeavour: 600,000 acres Mega Merge: 94,200 KM2 (inc. Holland) Fallow Blocks: Endeavour Licensed Blocks:

Endeavour

Exploration Prospects

P.1180 23/16e & 23/17b
- Crespo
- Smicer

P.1176 21/11c & 20/15b
- Aquamarine
- Sapphire
- Garnet
- Peridot
- Tourmaline
- Amethyst

P.1220 21/20c
- Citrine

P.1223 22/24e
- Michigan

P.1229 30/23b
- Carolina
- Virginia

P.1183 31/26b & 39/1b
- Louisiana
- Texas
- South Flora

P.1230 42/10b-2z
- Discovery/Prospect

P.1132 42/21 & 42/22
- Prometheus

P.1236 43/22, 43/23, 43/27b, 43/28 & 43/29
- Leman Fringe Play

P.1184 44/21c & 44/26b
- Lead A



26

On the Quest for Energy

Prometheus Prospect P.1132, 42/21 & 42/22 Area of good quality sand Possible Well Location Cross section Top Leman Sandstone Depth Map

Prometheus Prospect Possible Well Location

Discovery Prospect P.1230, 42/10 & 42/15 Whitby Sandstone Gross Pay Isopach (m) Cross section Base reservoir subcrop onto Base Permian unconformity Possible Well Location

Prospect
42/10b-2z



42/10a-1
42/10b-2, 2z
42/15a-2
42/15b-1
N
S
Chalk
LK/Jurassic
Bunter
Zechstein
Namurian
5km
Whitby Member sandstone

30

On the Quest for Energy

Prospect Map Flora Field Fife Field Fergus Field Texas Louisiana 31/26b 39/1b 5 Km N South Flora Louisiana, Texas & South Flora Prospects P.1183, 31/26b & 39/1b Possible Well Location Possible Well Location Cross section

NE SW 5km South Flora Texas and Louisiana Louisiana, Texas & South Flora Prospects Conceptual Well Location Conceptual Well Location

Capital Expenditures 2005 Budget MM$ United Kingdom 10.6 Norway 8.4 Thailand 4.5 Netherlands 1.0 Other . 5 Total Direct Capital 25.0

Endeavour Investment Summary Experienced and successful management team North Sea - focused strategy Potential to create significant growth and long-term value Attractive risk/reward profile